                                                                       P I M C O
                                                                           Funds



                                                         International Bond Fund

                                                                   Annual Report
                                                                  March 31, 1998

CHAIRMAN'S LETTER


Dear Client:

Developed bond markets around the globe experienced strong returns for the one-year period ended March 31, 1998. Continued low inflation, modest economic growth and two significant international events, the European Monetary Union ("EMU") and the Asian economic crisis, were central themes.

In Europe, market movements were dominated by the steady march toward monetary union. As the fiscal year advanced, the probability of broad EMU participation kept most markets keenly focused on German interest rate movements. Investors were rewarded when German interest rates eased lower on little evidence of inflation, continued high unemployment and restrained growth. This set the tone for the balance of Europe where interest rates also declined - substantially in Spain and Italy - toward the convergence that is necessary to support a single currency. The Japanese market, already weak from tepid domestic demand, was adversely impacted by the well-documented economic woes of its regional trading partners which pushed the world's lowest bond yields even lower to a scant 1.86% by the end of March.

Because real yields were very similar among developed countries, opportunities to add significant value through foreign investing were limited and the average account allocation to the Fund was a modest 4%. Although the Fund's 11.49% return trailed the 11.98% advance of the Lehman Aggregate Bond Index, and the 13.13% increase posted by the currency-hedged Salomon World Government Bond Index, the performance impact on a typical account was small. Shown below is a summary of the Fund's investment performance compared to these market indices over various time periods. Performance of the Fund is net of fees and reflects the reinvestment of dividends.

TOTAL RETURN INVESTMENT PERFORMANCE
Annualized Returns Ended March 31, 1998


                    International        Salomon World    Lehman Brothers
                    Bond Fund            Government       Aggregate
                    (Incep. 12/13/89)    Bond Index       Bond Index
-------------------------------------------------------------------------
1 Year                  11.49%             13.13%           11.98%
3 Years                 14.12%             12.73%            9.18%
5 Years                  9.35%              9.86%            6.94%
Since Inception          9.44%               -                -


CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception


                                        Salomon World     Lehman Brothers
                   International        Government        Aggregate
   MONTH                Bond            Bond Index        Bond Index
-------------------------------------------------------------------------
12/31/89            5,000,000.00         5,000,000.00     5,000,000.00
01/31/90
02/28/90
03/31/90            4,924,924.92         4,825,551.51     4,960,221.55
04/30/90
05/31/90
06/30/90            5,060,889.11         4,968,415.16     5,141,490.43
07/31/90
08/31/90
09/30/90            5,096,854.82         4,892,917.32     5,185,548.84
10/31/90
11/30/90
12/31/90            5,353,790.72         5,167,064.59     5,448,011.08
01/31/91
02/28/91
03/31/91            5,493,970.54         5,345,842.58     5,600,704.93
04/30/91
05/31/91
06/30/91            5,576,877.54         5,374,551.92     5,691,591.14
07/31/91
08/31/91
09/30/91            5,868,625.66         5,582,966.31     6,014,853.98
10/31/91
11/30/91
12/31/91            8,117,563.28         5,741,001.09     6,319,864.05
01/31/92
02/29/92
03/31/92            6,096,692.20         5,775,220.70     6,239,048.34
04/30/92
05/31/92
06/30/92            6,193,942.98         5,879,697.88     6,490,810.67
07/31/92
08/31/92
09/30/92            6,298,508.05         6,037,215.46     6,769,637.46
10/31/92
11/30/92
12/31/92            6,545,750.76         6,190,758.10     6,787,638.47
01/31/93
02/28/93
03/31/93            6,743,337.87         6,366,029.55     7,068,227.59
04/30/93
05/31/93
06/30/93            6,912,627.05         6,470,327.82     7,255,664.65
07/31/93
08/31/93
09/30/93            7,141,355.65         6,719,825.26     7,444,989.93
10/31/93
11/30/93
12/31/93            7,480,183.96         7,002,540.45     7,449,395.77
01/31/94
02/28/94
03/31/94            7,184,356.46         6,746,420.28     7,235,901.31
04/30/94
05/31/94
06/30/94            6,768,254.92         6,605,690.48     7,161,253.78
07/31/94
08/31/94
09/30/94            6,686,584.71         6,626,323.08     7,204,934.54
10/31/94
11/30/94
12/31/94            6,768,742.45         6,742,643.76     7,232,124.87
01/31/95
02/28/95
03/31/95            7,092,879.41         7,113,490.73     7,596,928.50
04/30/95
05/31/95
06/30/95            7,216,814.14         7,458,328.18     8,059,793.55
07/31/95
08/31/95
09/30/95            7,579,084.86         7,709,146.27     8,218,016.18
10/31/95
11/30/95
12/31/95            8,172,816.16         7,999,014.40     8,568,227.59
01/31/96
02/29/96
03/31/96            8,162,452.04         8,061,039.08     8,416,289.02
04/30/96
05/31/96
06/30/96            8,406,605.60         8,224,954.95     8,464,123.87
07/31/96
08/31/96
09/30/96            8,938,478.46         8,547,224.37     8,620,720.04
10/31/96
11/30/96
12/31/96            9,541,698.32         8,831,523.68     8,879,279.96
01/31/97
02/28/97
03/31/97            9,456,645.41         9,006,921.99     8,829,682.78
04/30/97
05/31/97
06/30/97            9,917,870.53         9,293,390.93     9,153,952.67
07/31/97
08/31/97
09/30/97           10,224,041.93         9,619,127.86     9,458,081.57
10/31/97
11/30/97
12/31/97           10,134,126.89         9,895,727.75     9,736,530.72
01/31/98
02/28/98
03/31/98           10,542,816.70        10,189,496.01     9,887,210.47


Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/90, the first full month following the Fund's inception on 12/13/89, compared to the Salomon Brothers World Government Bond Index (Currency Hedged) and the Lehman Brothers Aggregate Bond Index, each an unmanaged market index. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

Within PIMCO's total return investment discipline, success can derive from a number of sources, including foreign securities. PIMCO believes that the discretion to utilize the Fund in your account provides the most efficient means to allocate opportunistically to growing foreign markets.

Sincerely,

/s/ BRENT R. HARRIS

Brent R. Harris
Chairman of the Board
May 15, 1998

                                                           1998 Annual Report  1

FINANCIAL HIGHLIGHTS


Selected Per Share Data for the Year Ended:               03/31/98       03/31/97       03/31/96        03/31/95          03/31/94
                                                          --------       --------      ----------       --------        ----------
Net asset value beginning of period                       $   7.79       $   8.04      $     7.44        $  9.93        $    10.53
Net investment income                                         0.64           0.84            0.63           2.18              0.47
Net realized and unrealized gain (loss)                       0.19           0.42            0.49          (2.41)             0.24
Total income (loss) from investment operations                0.83           1.26            1.12          (0.23)             0.71
Dividends from net investment income                         (0.25)         (0.50)          (0.39)         (2.26)            (0.96)
Dividends in excess of net investment income                  0.00           0.00           (0.13)          0.00              0.00
Distributions from net realized capital gains                (0.24)         (1.01)           0.00           0.00             (0.35)
Distributions in excess of net realized capital gains        (0.95)          0.00            0.00           0.00              0.00
Total distributions                                          (1.44)         (1.51)          (0.52)         (2.26)            (1.31)
Net asset value end of period                             $   7.18       $   7.79      $     8.04        $  7.44        $     9.93
Total return (%)                                             11.49          15.86           15.08          (1.27)             6.54
Net assets end of period (000's)                          $730,622       $957,950      $2,271,940        $45,950        $2,296,978
Ratio of expenses to average net assets (%)                   0.51           0.50            0.50           0.43              0.43
Ratio of net investment income to average net assets (%)      8.17           7.17            6.09           5.90              5.51
Portfolio turnover rate (%)                                    255            875           1,046            674               370


2  PIMCO Funds See accompanying notes

Statement of Assets and Liabilities

March 31, 1998

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                       $1,104,207
Cash and foreign currency                                        5,514
Receivable for investments and foreign currency sold           199,750
Receivable for Fund shares sold                                  2,500
Variation margin receivable                                      1,172
Interest and dividends receivable                               15,870
Others assets                                                    1,464
                                                            ----------
                                                             1,330,477
                                                            ==========
Liabilities:

Payable for investments and foreign currency purchased         509,413
Payable for Fund shares redeemed                                75,000
Due to custodian                                                15,106
Accrued investment advisor's fee                                   168
Accrued administrator's fee                                        168
                                                            ----------
                                                               599,855
                                                            ==========
Net Assets                                                  $  730,622
                                                            ==========
Net Assets Consist of:
Paid in capital                                             $  741,902
Undistributed net investment income                             24,481
Accumulated undistributed net realized loss                     (2,739)
Net unrealized depreciation                                    (33,022)
                                                            ----------
                                                            $  730,622
                                                            ==========

Shares Issued and Outstanding                                  101,717
                                                            ----------
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)                          $     7.18
                                                            ----------

Cost of Investments Owned                                   $1,157,672
                                                            ==========
Cost of Foreign Currency Held                               $    5,551
                                                            ==========


                            1998 Annual Report  See accompanying notes 3

Statement of Operations

For the year ended March 31, 1998

Amounts in thousands

Investment Income:
Interest                                                                             $   70,974
                                                                                     ==========
Expenses:
Investment advisory fees                                                                  2,045
Administration fees                                                                       2,045
Trustees' fees                                                                               11
Miscellaneous                                                                                54
                                                                                     ----------
          Total Expenses                                                                  4,155
                                                                                     ----------
Net Investment Income                                                                    66,819
                                                                                     ==========
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                                         26,415
Net realized gain on futures contracts and written options                                6,104
Net realized gain on foreign currency transactions                                       19,134
Net change in unrealized depreciation on investments                                    (22,614)
Net change in unrealized appreciation on futures contracts and written options            2,052
Net change in unrealized depreciation on translation of assets
 and liabilities denominated in foreign currencies                                       (3,680)
                                                                                     ----------
Net Gain                                                                                 27,411
                                                                                     ----------
Net Increase in Assets Resulting from Operations                                     $   94,230
                                                                                     ==========

4  PIMCO Funds See accompanying notes

Statement of Changes in Net Assets

Amounts in thousands

                                                         Year Ended         Year Ended
                                                     March 31, 1998     March 31, 1997
Increase (Decrease) in Net Assets from:

Operations:
Net investment income                                     $  66,819       $    80,122
Net realized gain                                            51,653           102,137
Net change in unrealized depreciation                       (24,242)          (23,658)
                                                          ---------       -----------
Net increase resulting from operations                       94,230           158,601
                                                          =========       ===========
Distributions to Shareholders:
From net investment income                                  (25,130)          (53,658)
From net realized capital gains                             (21,601)          (96,847)
In excess of net realized capital gains                     (84,291)                0
                                                          ---------       -----------
Total Distributions                                        (131,022)         (150,505)
                                                          =========       ===========
Fund Share Transactions:
Receipts for shares sold                                    254,766           282,531
Issued as reinvestment of distributions                     129,047           147,963
Cost of shares redeemed                                    (574,349)       (1,752,580)
Net decrease resulting from Fund share transactions        (190,536)       (1,322,086)
                                                          ---------       -----------
Total Decrease in Net Assets                              $(227,328)      $(1,313,990)
                                                          =========       ===========
Net Assets:
Beginning of period                                       $ 957,950       $ 2,271,940
End of period *                                             730,622           957,950
                                                          ---------       -----------
*Including net undistributed investment income of:        $  24,481       $    54,413
                                                          ---------       -----------

                                    1998 Annual Report See accompanying notes  5

Statement of Cash Flows

For the year ended March 31, 1998

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities

Sales of Fund shares                                             $   252,266
Redemptions of Fund shares                                          (499,349)
Cash distributions paid                                               (1,975)
Proceeds from financing transactions                                (142,609)
Proceeds on short-term borrowings from custodian (net)                15,106
                                                                 -----------
Net increase (decrease) from financing activities                   (376,561)
                                                                 ===========


Operating Activities

Purchases of long-term securities and foreign currency            (7,385,873)
Proceeds from sales of long-term securities and foreign
 currency                                                          7,543,262
Purchases of short-term securities (net)                             136,362
Net investment income                                                 66,819
Change in other receivables/payables (net)                            17,914
                                                                 -----------
Net increase (decrease) from operating activities                    378,484
                                                                 -----------


Net Increase in Cash and Foreign Currency                              1,923
                                                                 ===========

Cash and Foreign Currency

Beginning of period                                                    3,591
                                                                 -----------
End of period                                                    $     5,514
                                                                 ===========

6  PIMCO Funds See accompanying notes

Schedule of Investments

International Bond Fund
March 31, 1998

                                      Principal
                                         Amount             Value
                                         (000s)             (000s)

ARGENTINA (e) 4.1%

Republic of Argentina
     2.976% due 04/01/01 (d)      AP      12,335            $ 11,593
     3.352% due 09/01/02 (d)              22,029              18,507
                                                            --------
Total Argentina                                               30,100
                                                            ========
(Cost $27,465)

AUSTRALIA (c)(e) 1.6%

Commonwealth of Australia
     9.500% due 08/15/03                  14,400              11,322
                                                            --------
Total Australia                                               11,322
                                                            ========
(Cost $12,306)

CANADA (c)(e) 10.0%

Canadian Wheat Board
     5.550% due 04/27/98           $      19,400              19,322
Commonwealth of Canada
     6.625% due 10/03/07          N$      50,000              25,956
     8.000% due 06/01/23          C$       4,250               3,895
     4.250% due 12/01/26 (g)              32,866              23,976
                                                            --------
Total Canada                                                  73,149
                                                            ========
(Cost $78,195)

COLOMBIA 0.1%

Republic of Colombia
     7.125% due 05/11/98          $          535                 535
                                                            --------
Total Colombia                                                   535
                                                            ========
(Cost $536)

CROATIA 1.2%

Republic of Croatia
     6.500% due 07/31/06 (d)               8,033               7,371
     6.500% due 07/31/10 (d)               1,220               1,083
                                                            --------
Total Croatia                                                  8,454
                                                            ========
(Cost $9,100)

DENMARK (c)(e) 0.4%

Kingdom of Denmark
     6.000% due 02/15/99          DK      20,000               2,880
                                                            --------
Total Denmark                                                  2,880
                                                            ========
(Cost $3,003)

FINLAND (c)(e) 11.0%

Merita
     6.500% due 04/28/03 (d)       $       6,000               6,005
     6.019% due 09/11/03 (d)              31,500              31,595
Republic of Finland
     7.378% due 08/14/98          FM     142,000              24,974
     7.250% due 04/18/06                  41,000               8,450
     6.000% due 04/25/08                  50,000               9,599
                                                            --------
Total Finland                                                 80,623
                                                            ========
(Cost $81,396)

FRANCE (c)(e) 0.9%

Caisse d'Amortissement
     5.460% due 04/14/98           $       6,300               6,288
                                                            --------
Total France                                                   6,288
                                                            ========
(Cost $6,288)

GERMANY (c)(e) 6.2%

KFW International Finance, Inc.
     5.520% due 04/03/98                   2,100               2,099
     5.510% due 04/09/98                  12,800              12,784
     5.500% due 05/22/98                  10,800              10,716
Republic of Germany
     6.500% due 07/04/27          DM      31,665              19,635
                                                            --------
Total Germany                                                 45,234
                                                            ========
(Cost $44,862)

GREECE (c)(e) 8.5%
Hellenic Republic
     11.200% due 05/19/03 (d)     GD   1,100,000            $  3,419
     11.100% due 06/17/03 (d)          1,611,700               5,081
     11.000% due 10/23/03 (d)            710,400               2,245
      8.800% due 06/19/07             15,779,000              51,469
                                                            --------
Total Greece                                                  62,214
                                                            ========
(Cost $68,038)

HUNGARY (e) 0.5%

Government of Hungary
     23.500% due 05/17/98         HF     850,000               4,002
                                                            --------
Total Hungary                                                  4,002
                                                            ========
(Cost $4,508)

INDONESIA (c)(e) 0.3%

Citibank Indonesia
     17.000% due 08/12/98         IR  20,000,000               2,073
                                                            --------
Total Indonesia                                                2,073
                                                            ========
(Cost $5,151)

ITALY (c)(e) 0.0%

Republic of Italy
     6.000% due 01/01/00  (d)     IL     270,000                 152
                                                            --------
Total Italy                                                      152
                                                            ========
(Cost $162)

JAPAN (c)(e) 8.5%

Bank of Tokyo
     6.430% due 06/19/98           $      34,000              34,000
Government of Japan
     4.100% due 12/22/03          JY   1,331,000              11,484
Sanwa Bank Limited
     6.160% due 05/11/98           $      16,640              16,640
                                                            --------
Total Japan                                                   62,124
                                                            ========
(Cost $62,647)

NETHERLANDS (c)(e) 0.6%

Kingdom of Netherlands
     6.250% due 07/15/98          DG       9,100               4,401
                                                            --------
Total Netherlands                                              4,401
                                                            ========
(Cost $4,807)

NEW ZEALAND (c)(e) 17.5%

Commonwealth of New Zealand
     6.500% due 02/15/00          N$      66,900              36,080
    10.000% due 03/15/02                  67,900              40,635
     8.000% due 04/15/04                  47,350              27,028
     4.500% due 02/15/16 (g)              46,150              24,317
                                                            --------
Total New Zealand                                            128,060
                                                            ========
(Cost $156,310)

SUPRANATIONAL (e) 1.1%

European Bank for Reconstruction
  & Development
     9.000% due 04/22/98          PP     183,000               4,748
World Bank
     10.250% due 04/11/02                155,000               3,070
                                                            --------
Total Supranational                                            7,818
                                                            ========
(Cost $12,839)

SWEDEN (c)(e) 11.3%

Kingdom of Sweden
    10.250% due 05/05/00          SK     493,800              68,054
    13.000% due 06/15/01                  40,000               6,153
     9.000% due 04/20/09                  53,300               8,649
                                                            --------
Total Sweden                                                  82,856
                                                            ========
(Cost $86,148)


                                    1998 Annual Report See accompanying notes  7

UNITED STATES 47.8%

Corporate Bonds and Notes 16.4%
Ford Motor Credit Corp.
     5.500% due 03/23/99 (d)                   $      12,500      $    12,474
Heller Financial
     5.765% due 04/01/99 (d)                           9,000            9,025
J.P. Morgan & Co.
     6.189% due 02/15/12 (g)                             500              464
Lehman Brothers, Inc.
     6.150% due 03/15/00                              30,000           29,972
Safety Kleen Corp.
     9.250% due 09/15/99                               4,000            4,171
Salomon, Smith Barney Holdings
     3.650% due 02/14/02 (g)                          59,094           57,041
TCI Communications, Inc.
     6.359% due 04/01/02 (d)                           7,200            7,107
                                                                  -----------
                                                                      120,254
                                                                  ===========

U.S. Government Agencies 4.9%
Federal Home Loan Bank
     4.121% due 02/15/02 (d)                          31,480           30,539
Student Loan Marketing Assn.
     5.089% due 02/20/00 (d)                           1,750            1,724
     6.010% due 10/25/07 (d)                           3,500            3,500
                                                                  -----------
                                                                       35,763
                                                                  ===========
U.S. Treasury Obligations 13.3%
Treasury Inflation Protected Securities
     3.625% due 07/15/02 (g)                          63,886           63,287
U.S. Treasury Bonds
     6.125% due 11/15/27                              32,955           33,800
                                                                  -----------
                                                                       97,087
                                                                  ===========
Mortgage-Backed Securities 11.8%
Federal Home Loan Mortgage Corp.
     7.858% due 06/01/22 (d)                           3,287            3,405
     7.919% due 08/01/22 (d)                           1,690            1,742
Federal National Mortgage Assn.
     7.579% due 01/01/23 (d)                           2,487            2,566
     7.643% due 01/01/23 (d)                           3,080            3,182
     7.771% due 11/01/22 (d)                           2,496            2,583
     7.853% due 08/01/23 (d)                           2,548            2,635
     8.125% due 07/01/21 (d)                           1,796            1,871
Government National Mortgage Assn.
     7.000% due 07/20/22-10/20/26 (d)(f)              42,181           43,227
     7.375% due 04/20/25-05/20/25 (d)(f)              10,030           10,286
Resolution Trust Corp.
     6.664% due 06/25/21 (d)                           2,181            2,111
Structured Asset Securities Corp.
     5.890% due 01/25/00 (d)                          12,519           12,519
                                                                  -----------
                                                                       86,127
                                                                  ===========
Asset-Backed Securities 1.4%
Champion Home Equity Loan Trust
     8.531% due 02/25/28 (d)                           6,327            6,448
Pacific Southwest Bank
     6.060% due 06/15/02                               3,715            3,700
                                                                  -----------
                                                                       10,148
                                                                  -----------
Total United States                                                   349,379
                                                                  ===========
(Cost $351,368)

SHORT-TERM INSTRUMENTS 19.5%

Commercial Paper 13.6%
American Express Credit
     5.520% due 04/15/98                              12,800           12,773
Florida Power Corp.
     5.470% due 04/08/98                               1,900            1,898
Ford Motor Credit Corp.
     5.490% due 04/02/98                               2,000            2,000
     5.550% due 04/02/98                               9,800            9,798
     5.480% due 04/22/98                               1,400            1,396
General Electric Capital Corp.
     5.470% due 04/08/98                               4,000            3,996
     5.550% due 04/16/98                               2,000            1,995
General Motors Acceptance Corp.
     5.540% due 04/15/98                              13,100           13,072
National Rural Utilities Cooperative
     5.430% due 04/09/98                             $ 2,100      $     2,097
     5.510% due 06/15/98                              12,600           12,455
New Center Asset Trust
     5.540% due 04/09/98                               3,600            3,596
     5.530% due 04/22/98                              12,500           12,460
     5.570% due 05/13/98                               7,000            6,955
Procter & Gamble Co.
     5.520% due 05/13/98                              11,000           10,929
Wisconsin Electric Power & Light
     5.530% due 04/07/98                               4,000            3,996
                                                                  -----------
                                                                       99,416
                                                                  ===========
Repurchase Agreements 5.1%
State Street Bank
     5.000% due 04/01/98                               9,116            9,116
     (Dated 03/31/98. Collateralized by U.S.
     Treasury Note 6.125% 05/15/98 valued at
     $9,299,638. Repurchase proceeds
     are $9,117,266.)

US Treasury Repo
     5.800% due 04/01/98                              28,000           28,000
     (Dated 03/31/98. Collateralized by U.S.
     Treasury Note 6.250% 07/31/98 valued at
     $28,321,360. Repurchase proceeds
     are $28,004,511.)
                                                                  -----------
                                                                       37,116
                                                                  ===========
U.S. Treasury Bills (b)(f) 0.8%
     4.993% due 06/25/98-07/23/98                      6,085            6,011
                                                                  -----------
Total Short-Term Instruments                                          142,543
                                                                  ===========
(Cost $142,543)

Total Investments (a) 151.1%                                      $ 1,104,207
                                                                  ===========
(Cost $1,157,672)

Other Assets and Liabilities (Net) (51.1%)                           (373,585)
                                                                  -----------

Net Assets 100.0%                                                 $   730,622
                                                                  ===========

Notes to Schedule of Investments:

(a) At March 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                         $    4,935

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                          (58,776)
                                                                  ----------

Unrealized depreciation-net                                       $  (53,841)
                                                                  ==========

(b) Securities with an aggregate market value of $6,011 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1998:


                                                                     Unrealized
                                                                  Appreciation/
Type                                                Contracts    (Depreciation)
-------------------------------------------------------------------------------
Canadian 10 Year Note (06/98)                             200          $    260
Commonwealth of Australia 3 Year Note (06/98)              29                20
Deutschmark 10 Year Bond (LIF) (06/98)                    727              (127)
French Franc 10 Year Future (MAT) (06/98)                  83               (40)
U.S. Treasury 2 Year Note (06/98)                         138                20
U.S. Treasury 10 Year Note (06/98)                      1,781               241
U.S. Treasury 30 Year Bond (06/98)                      1,025               616
                                                                       --------
                                                                       $    990
                                                                       ========

8  PIMCO Funds See accompanying notes

                                                 Principal
                                                    Amount               Value
                                                    (000s)               (000s)
-------------------------------------------------------------------------------
(c) Foreign forward currency contracts outstanding at March 31, 1998:


                              Principal
                                 Amount                              Unrealized
                                Covered        Expiration          Appreciation/
Type                        by Contract             Month         (Depreciation)
--------------------------------------------------------------------------------
Buy              A$               2,470             04/98            $      (29)
Sell                             13,649             04/98                     5
Buy              BF               1,400             05/98                    (1)
Sell                              2,490             05/98                     1
Buy              BP              22,318             04/98                 1,179
Sell                             22,366             04/98                  (956)
Buy              C$              51,374             06/98                    61
Sell                             27,278             04/98                    51
Sell                              1,963             06/98                     4
Buy              DG              12,152             05/98                   (92)
Sell                              2,450             05/98                    25
Sell                              9,684             06/98                    38
Buy              DK               5,700             04/98                   (16)
Sell                              5,786             04/98                    14
Buy              DM              68,219             04/98                  (515)
Buy                              24,586             05/98                  (283)
Sell                              5,300             04/98                    95
Buy              EC              10,864             04/98                     8
Sell                             10,864             04/98                   164
Buy              FF               2,741             05/98                    (9)
Sell                              2,741             05/98                    10
Buy              FM              71,000             04/98                  (142)
Sell                            109,547             04/98                   458
Sell                             12,865             05/98                    21
Sell             GD           3,399,933             04/98                 1,114
Sell                            871,320             05/98                   (68)
Buy              IL              11,128             04/98                     0
Sell             IR          20,000,000             08/98                (1,003)
Buy              JY             717,817             05/98                  (299)
Sell                          2,150,426             06/98                   382
Buy              N$               7,364             05/98                    (6)
Sell                             78,456             04/98                 1,338
Sell                             69,307             05/98                 2,547
Buy              NK             150,000             04/98                  (330)
Buy                              48,225             05/98                   (73)
Buy                             264,535             06/98                  (314)
Buy              SF               8,455             06/98                   (91)
Sell                              7,835             05/98                   122
Sell                            179,246             06/98                 5,289
Buy              SK             253,520             04/98                   299
Sell                            262,464             04/98                   117
Buy              SP           1,035,673             04/98                  (107)
Sell                          1,032,643             04/98                    79
                                                                     ----------
                                                                     $    9,087
                                                                     ==========

(d) Variable rate security.  The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

     A$  -  Australian Dollar                     GD - Greek Drachma
     AP  -  Argentine Peso                        HF - Hungarian Forint
     BF  -  Belgian Franc                         IL - Italian Lira
     BP  -  British Pound                         IR - Indonesian Rupiah
     C$  -  Canadian Dollar                       JY - Japanese Yen
     DG  -  Dutch Guilder                         N$ - New Zealand Dollar
     DK  -  Danish Krone                          NK - Norwegian Kron
     DM  -  German Mark                           PP - Philippines Peso
     EC  -  European Currency Unit                SF - Swiss Franc
     FF  -  French Franc                          SK - Swedish Krona
     FM  -  Finnish Markka                        SP - Spanish Peseta


(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1998:


                                                 Fixed Rate                    Notional                 Unrealized
Type                                                    (%)                      Amount               Appreciation
-------------------------------------------------------------------------------------------------------------------
Receive the 10-year Swap Spread
and pay a fixed rate. The 10-year Swap
Spread is the difference between the 10-year
Swap Rate and the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/11/02                                         .3625                    $ 10,000               $    57

Broker: Merrill Lynch
Exp. 04/11/02                                         .3650                      15,000                    86

Broker: Merrill Lynch
Exp. 04/18/02                                         .3700                       3,000                    16

Broker: Merrill Lynch
Exp. 04/23/02                                         .3700                      10,000                    55

Broker: Merrill Lynch
Exp. 05/02/02                                         .3700                       7,000                    38

Broker: Merrill Lynch
Exp. 05/30/02                                         .3700                      17,000                    93

Broker: Merrill Lynch
Exp. 06/05/02                                         .3575                      14,000                    83

Broker: Deutsche Bank AG New York
Exp. 06/06/02                                         .3650                      29,000                   164
                                                                                                     --------
                                                                                                     $    592
                                                                                                     ========

                                                                               Notional                 Unrealized
Type                                                                             Amount               Appreciation
-------------------------------------------------------------------------------------------------------------------
Receive fixed rate and pay floating rate on
Australian 6 month Bank Bill Rate.

Broker: Deutsche Bank AG New York
Exp. 09/11/07                                            A$                     176,150             $   5,691

Receive floating rate on 6 month
Yen/LIBOR and pay fixed rate.

Broker: Deutsche Bank AG New York
Exp. 09/11/07                                            JY                  12,732,500                (3,076)

Receive floating rate based on 6 month
Drachma/ATHIMID and pay fixed rate.

Broker: Merrill Lynch
Exp. 03/13/00                                            GD                  11,543,075                (1,743)
                                                                                                    ---------
                                                                                                    $     872
                                                                                                    =========

                                    1998 Annual Report See accompanying notes  9

Notes to Financial Statements

March 31, 1998


     1. Significant Accounting Policies

     The International Bond Fund (the "Fund") is a series of the PIMCO Funds (the "Trust"). The Trust was organized under the laws of the Commonwealth of Massachusetts on February 19, 1987, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The following is a summary of significant accounting policies followed in the preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

     Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis commencing on the settlement date of the transaction, and includes the accretion of discounts and amortization of premiums.

     Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Dividends and Distributions to Shareholders. The Fund declares and distributes dividends on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once each year. The Fund records distributions to shareholders on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions and capital loss carryforwards.

     Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

10  PIMCO Funds

     Financing Transactions. The Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Fund with the proceeds of a financing transaction may not exceed transaction costs. Included in payable for investments and foreign currency purchased is $401,080,933 related to these financing transactions.

     Futures and Options. The Fund is authorized to enter into futures contracts and options. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated at which time realized gains and losses are recognized.

     Forward Currency Contracts. The Fund is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign country or to shift exposure to foreign currency fluctuations from one country to another. The aggregate principal amounts of the contracts for which delivery is anticipated are recorded in the Fund's accounts, while such amounts are not recorded if the Fund intends to settle the contracts prior to delivery. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     Swaps. Certain Funds are authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

                                                          1998 Annual Report  11

March 31, 1998


     Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

     Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

     2. Fees, Expenses, and Related Party Transactions

     Investment Advisory Fee. Pacific Investment Management Company ("PIMCO") serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.25% of the Fund's average daily net assets.

     Administration Fee. PIMCO also serves as administrator (the Administrator), and provides administrative services to the Trust for which it receives a monthly administrative fee based on the Fund's average daily net assets at the annual rate of 0.25%.

     Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees;
     (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses;
     (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $3,000 for each Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

     Distributor. PIMCO Funds Distributors LLC, ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Fund's shares.

12  PIMCO Funds

     3. Purchases and Sales of Securities

     Purchases and sales of investment securities (excluding short-term instruments) for the Fund for the year ended March 31, 1998 were as follows (amounts in thousands):

          U.S. Government/Agency                    All Other
     -------------------------------------------------------------------
         Purchases          Sales          Purchases            Sales
     -------------------------------------------------------------------
        $ 1,676,011       $ 1,599,752      $ 4,808,899       $ 5,823,054


     4. Transactions in Written Call and Put Options were as follows (amounts in thousands):

                                                Year Ended 3/31/98
                                                ------------------
        Balance at 03/31/97                     $              0
     ---------------------------------------    ------------------
        Sales                                                 37
     ---------------------------------------    ------------------
        Closing Buys                                           0
     ---------------------------------------    ------------------
        Expirations                                          (37)
     ---------------------------------------    ------------------
        Exercised                                              0
     ---------------------------------------    ------------------
        Balanced at 03/31/98                    $              0
     =======================================    ==================


     5. Shares of Beneficial Interest

     The Fund may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                        Year Ended 3/31/98   Year Ended 3/31/97
                                        ---------------------------------------
       Shares sold                                  33,657               34,437
     -------------------------------    ---------------------------------------
       Shares issued as reinvestment
        of dividends                                18,333               18,752
     -------------------------------    ---------------------------------------
       Shares redeemed                             (73,282)            (212,584)
     -------------------------------    ---------------------------------------
       Net decrease                                (21,292)            (159,395)
     ===============================    =======================================


     6. Federal Income Tax Matters

     As of March 31, 1998, the Fund had a Post-October Capital loss carryforward of $1,611,744.

                                                          1998 Annual Report  13

Report of Independent Accountants


     To the Trustees and Shareholders of the International Bond Fund:
     (a portfolio of the PIMCO Funds: Pacific Investment Management Series)

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (the "Fund") at March 31, 1998, and the results of its operations, the changes in its net assets and cash flows and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



     Price Waterhouse LLP
     Kansas City, Missouri
     May 22, 1998

14  PIMCO Funds

Pacific Investment Management Company is responsible for the manangement and administration of the PIMCO Funds. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $118 billion on behalf of mutual fund and institutional clients located around the world.


Pacific Investment Management Company is one of seven investment advisory firms which form PIMCO Advisors Holdings L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $200 billion. Widely recognized for providing consistent performance and high-quality client service, the seven affiliated firms are:


Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Columbus Circle Investors/Stamford, Connecticut
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
Blairlogie Capital Management/Edinburgh, Scotland


Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."






Trustees and Officers
     Brent R. Harris Chairman and Trustee
     R. Wesley Burns President and Trustee
     Guilford C. Babcock Trustee
     Vern O. Curtis Trustee
     Thomas P. Kemp Trustee
     William J. Popejoy Trustee
     Garlin G. Flynn Secretary
     John P. Hardaway Treasurer

Investment Advisor and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent and Custodian
     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     Price Waterhouse LLP
     1055 Broadway
     Kansas City, Missouri 64105

P I M C O

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
800.927.4648


This report is submitted for the general information of the shareholders of the PIMCO International Bond Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.


PIMCO Funds Distributors LLC
2187 Atlantic Street, Stamford, CT 06902